UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 1, 2026

Date of Report (Date of earliest event reported)

Blueport Acquisition Ltd

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42947	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

366 Madison Ave 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 829-8937

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value of $0.0001 per share	BPAC	The Nasdaq Stock Market LLC
Rights, each entitling the holder to receive one-sixth (1/6) of one Class A Ordinary Share	BPACR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A Ordinary Share and one Right to receive one-sixth (1/6) of one Class A Ordinary Share	BPACU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

On May 1, 2026, Blueport Acquisition Ltd, a Cayman Islands exempted company (the “Parent” or “BPAC”), entered into an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”) with (i) NeoCryo Inc, a Cayman Islands exempted company and wholly owned subsidiary of Parent (the “Purchaser”), (ii) NeoCryo Merger Sub Ltd, a Cayman Islands exempted company and wholly owned subsidiary of Parent (“Merger Sub”), and (iii) SINGAUTO Inc., a Cayman Islands exempted company (the “Company”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement.

Reincorporation Merger

Upon the closing of the transactions contemplated in the Merger Agreement, and subject to the terms and conditions set forth therein, the Parent will be merged with and into the Purchaser, the separate corporate existence of the Parent will cease and the Purchaser will continue as the surviving corporation (the “Reincorporation Merger”). In connection with the Reincorporation Merger, at the Reincorporation Effective Time:

●	each issued and outstanding Parent Class B Ordinary Share will be converted automatically into one Parent Class A Ordinary Share;

●	each issued and outstanding Parent Unit will be separated automatically into its individual components of Parent Class A Ordinary Shares and Parent Rights, and will cease separate existence and trading;

●	each issued and outstanding Parent Ordinary Share (including the Parent Ordinary Shares from the separation of the Parent Units) will be converted automatically into one Purchaser Ordinary Share;

●	each issued and outstanding Parent Right (including the Parent Rights from the separation of the Parent Units) will be converted into a right to receive one-sixth of one Purchaser Ordinary Share at Closing, and will cease separate existence and trading;

●	each issued and outstanding Purchaser Ordinary Share immediately prior to the Reincorporation Effective Time will cease to be issued and will be automatically cancelled and retired and will cease to exist.

Acquisition Merger and Merger Consideration

At least one business day after the consummation of the Reincorporation Merger, Merger Sub will merged with and into the Company (the “Acquisition Merger” and together with the Reincorporation Merger, the “Business Combination”). Following the Acquisition Merger, the separate corporate existence of Merger Sub will cease, and the Company will continue as the surviving company in the Acquisition Merger under the Cayman Companies Act and become a wholly owned subsidiary of the Purchaser. The Purchaser upon and following the Acquisition Merger is hereinafter sometimes referred to as “PubCo”.

Pursuant to the terms of the Merger Agreement, the aggregate consideration to be paid to existing shareholders of the Company is $1,200,000,000, which will be paid entirely in stock, comprised of 120,000,000 Purchaser Ordinary Shares valued at $10.00 per share. Upon the effectiveness of the Acquisition Merger, all issued and outstanding ordinary shares of the Company will be cancelled and automatically converted into the Merger Consideration Shares.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties, which will not survive the Closing, expect as provided in the Merger Agreement. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Merger Agreement means a material adverse change or a material adverse effect upon on the assets, Liabilities, condition (financial or otherwise), net worth, management, earnings, cash flows, business, operations or properties of the Company and the Business, taken as a whole, whether or not arising from transactions in the ordinary course of business, subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Merger Agreement or in information provided pursuant to certain disclosure schedules to the Merger Agreement.

Conduct Prior to Closing; Covenants

Each of the Company and the Parent Parties has agreed to, and cause its subsidiaries to, operate its respective business in the ordinary course, consistent with past practices, and to refrain from taking certain specified actions without the prior written consent of certain other parties, in each case, subject to certain exceptions and qualifications.

The Merger Agreement also contains, among other things, covenants providing for:

●	each party not soliciting, initiating, encouraging or continuing discussions with any third party with respect to any transaction other than the transactions contemplated or permitted by the Merger Agreement;

●	each party providing access to their books and records and providing information relating to their respective businesses to the other party, its legal counsel and representatives;

●	SEC filings and cooperation in making certain filings with U.S. Securities and Exchange Commission the SEC and the Parent Parties using commercially reasonable efforts to ensure the Parent remains listed on Nasdaq prior to the Closing Date;

●	the Company delivering the financial statements required by the Parent to make applicable filings with the SEC;

●	directors’ and officers’ indemnification and insurance; and

●	adoption by the PubCo of a new equity incentive plan, which will have such number of shares available for issuance equal to 10% of the PubCo’s outstanding shares immediately after the Closing.

The Parent and the Company will jointly prepare and file with the SEC a registration statement on Form F-4 (the “Registration Statement”), registering the Purchaser Ordinary Shares to be issued under the Merger Agreement, which will also contain a proxy statement of the Parent for the purpose of soliciting proxies from the Parent’s shareholders for approval of certain matters related to the transactions contemplated by the Merger Agreement and providing the public shareholders of the Parent an opportunity in accordance with the Parent’s organizational documents and the IPO Prospectus to have their Parent Ordinary Shares redeemed in conjunction with the shareholder vote on the Business Combination.

General Conditions to Closing

Consummation of the Business Combination is subject to customary closing conditions for similar transactions involving special purpose acquisition companies, including, among other things, (i) the Parent and the Company receiving approval from their respective shareholders to the transactions; (ii) the absence of injunctions or other legal restraints preventing or prohibiting the consummation of the Business Combination; (iii) all necessary consents approvals and actions of, filing with and notices to any governmental authority to consummate the Business Combination having be made or obtained (iv) the SEC having declared the Registration Statement effective; (v) the Purchaser Ordinary Shares having been approved for listing on Nasdaq; and (vi) if applicable, the expiration or termination of the waiting period under the HSR Act, and other applicable anti-trust laws.

Parent Parties’ Conditions to Closing

The obligations of the Parent Parties to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, will be conditioned upon each of the following, among other things:

●	the Company complying with all of its obligations under the Merger Agreement in all material respects;

●	the representations and warranties of the Company being true on and as of the closing date of the transactions, other than as would not in the aggregate reasonably be expected to have a Material Adverse Effect;

●	there having been no occurrence of a Material Adverse Effect with respect to the Company;

●	the Company having obtained all necessary consents, and no such consent will have been revoked; and

●	the Company having entered into the IP Cooperation Agreement, in a form acceptable to the Parent within business days following the date of the Merger Agreement.

The Company’s Conditions to Closing

The obligations of the Company to consummate the transactions contemplated by the Merger Agreement, in addition to the conditions described above, will be conditioned upon each of the following, among other things:

●	the Parent Parties complying with all of their obligations under the Merger Agreement in all material respects;

●	the representations and warranties of the Parent Parties being true on and as of the closing date of the transactions, other than as would not in the aggregate reasonably be expected to have a material adverse effect;

●	there having been no occurrence of a material adverse effect to Parent Parties;

●	the Parent Parties materially complying with the reporting requirements under the applicable Securities Act and Exchange Act; and

●	the Purchaser not having received any written notice from Nasdaq that it has failed, or would reasonably be expected to fail to meet the Nasdaq listing requirements as of the Closing Date for any reason.

Termination

The Merger Agreement may be terminated and/or abandoned at any time prior to the Closing as follows:

●	by mutual written consent of the Company and the Parent;

●	by either the Company or the Parent, in the event that any authority in the U.S. or applicable non-U.S. jurisdiction has issued a final and non-appealable injunction or order making the Business Combination illegal or prohibiting their consummation;

●	by the Company, if the Required Parent Shareholder Approval has not been obtained;

●	by the Parent, if the Requisite Company Vote has not been obtained;

●	by the Parent, if the Company has breached any representation, warranty, covenant or agreement set forth in the Merger Agreement and such breach has not been cured within 30 days following the date that the Company is notified in writing of such breach, unless, at such time, the Parent is in material breach of the Merger Agreement;

●	by the Company, if the Parent Parties have breached any representation, warranty, covenant or agreement set forth in the Merger Agreement and such breach has not been cured within 30 days following the date that the Parent is notified in writing of such breach, unless, at such time, the Company is in material breach of the Merger Agreement; or

●	by the Parent, if the IP Cooperation Agreement has not been executed within 10 business days after the date of the Merger Agreement.

The Merger Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1, and is incorporated by reference, and the foregoing summary of the terms of the Merger Agreement is subject to, and qualified in its entirety by, such document.

Related Agreements

Company Support Agreement

Contemporaneously with the execution of the Merger Agreement, certain shareholders of the Company have entered with a support agreement (the “Company Support Agreement”) pursuant to which, among other things, such shareholders have agreed, among other things, (i) to vote all of their Company Ordinary Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby and (ii) to not transfer, until the Effective Time or the termination of the Merger Agreement, any of their Company Ordinary Shares.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Support Agreement

Contemporaneously with the execution of the Merger Agreement, each of the Sponsor and certain of Sponsor’s Affiliates have entered with a support agreement (the “Sponsor Support Agreement”) pursuant to which, among other things, the Sponsor and affiliates of the Sponsor have agreed, among other things, (i) to vote all of their Parent Ordinary Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated thereby, (ii) to not redeem any of their Parent Ordinary Shares in connection with the Business Combination and to waive any adjustment to the conversion ratio set forth in the Parent’s Organizational Documents and (iii) to not transfer, until the Effective Time or the termination of the Merger Agreement, any of their Parent Ordinary Shares.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Form of Lock-Up Agreements

Upon the Closing, the Purchaser, the Sponsor and each Company Shareholder who will hold 5% or more of Purchaser Ordinary Shares immediately after the Closing, will enter into lock-up agreements (the “Lock-up Agreements”), pursuant to which the Sponsor and such shareholders will, subject to certain customary exceptions, agree not to sell, offer to sell, contract or agree to sell, pledge or otherwise dispose of, directly or indirectly, any of the Purchaser Ordinary Shares beneficially owned by such shareholders (the “Lock-up Shares”) until the earlier of (1) (i) with respect to the Lock-up Shares issued to the Sponsor and its Affiliates or designees in exchange of their shares and rights included in the private units of the Parent, 30 days after the completion of the Business Combination and (ii) with respect to the other Lock-up Shares, 180 days after the completion of the Business Combination; or (2) the date following the consummation of Business Combination on which the Purchaser completes a liquidation, merger, share exchange or other similar transaction that results in all of its shareholders having the right to exchange their shares for cash, securities or other property. Notwithstanding the foregoing, the Lock-up Shares will be released from the lock-up if (1) the reported closing price of the ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 90 days after the completion of the Business Combination.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreements, a copy of which is filed as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

Form of Registration Rights Agreement

Upon the Closing, the Purchaser will enter into a registration rights agreement (the “Registration Rights Agreement”) with certain shareholders of the Company and the Parent with respect to the shares of the Purchaser issued or issuable in connection with the Business Combination. Pursuant to the Registration Rights Agreement, either the holders of a majority-in-interest of the registrable securities or the Sponsor will have an aggregate of two demand registration rights for their registrable securities. The Registration Rights Agreement will also provide the shareholders with “piggy-back” registration rights, subject to certain requirements and customary conditions. All expenses of registration under the Registration Rights Agreement, including the legal fees of counsel chosen by shareholders participating in a registration, will be paid by the Purchaser.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the actual agreement, a form of which is filed as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On May 1, 2026, the Parent and the Company issued a press release announcing the execution of the Merger Agreement. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the copy of the press release.

The information in this Item 7.01 (including Exhibits 99.1) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of May 1, 2026, by and among Blueport Acquisition Ltd, BPAC Merger Sub 1, BPAC Merger Sub 2, and SINGAUTO Inc.
10.1*	Shareholder Support Agreement
10.2*	Sponsor Support Agreement
10.3	Form of Lock-up Agreement
10.4	Form of Registration Rights Agreement
99.1	Press Release
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Forward-Looking Statements

Certain statements made in this Current Report are forward-looking statements. When used in this Current Report, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Parent’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability of the Company and the Parent to consummate an initial business combination within the time provided in the Parent’s amended and restated memorandum and articles of association; performance of the Company’s business; the risk that the approval of the shareholders of the Parent for the proposed business combination is not obtained; failure to realize the anticipated benefits of the business combination, including as a result of a delay in consummating the business combination; the level of redemptions made by the Parent’s shareholders and its impact on the amount of funds available in the Parent’s trust account to complete an initial business combination; risks relating to the combined company’s sources of cash and cash resources; risks relating to the combined company’s ability to manage future growth; the effects of competition on the combined company’s future business; the outcome of any potential litigation, government and regulatory proceedings, any investigations and inquiries involving the parties to the transactions; the impact of pandemics, global conflicts, the global economic status or tariffs on the Company’s or the combined company’s business; and those factors discussed in the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026, and other documents of the Company filed, or to be filed, with the SEC. The Parent does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

The proposed transactions will be submitted to shareholders of the Parent for their consideration and approval. The Company and the Parent intend to jointly file a registration statement (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) which will include a preliminary proxy statement in connection with the Parent’s solicitation for proxies for the vote by the Parent’s shareholders in connection with the proposed transactions and other matters as described in the Registration Statement, as well as a prospectus relating to the offer of the securities to be issued in connection with the proposed transactions. After the Registration Statement is filed and declared effective, the Parent will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed transactions. The Company’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with the Parent’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed transactions, because these documents will contain important information about the Company, the Parent and the proposed transactions. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed transactions and other documents filed with the SEC by the Parent, without charge, at the SEC’s website located at www.sec.gov or by directing a request to the Parent.

Participants in the Solicitation

The Company, the Parent and their respective directors, executive officers, and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from the Parent’s shareholders in connection with the proposed transactions. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Parent’s shareholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus to be filed with the SEC in connection with the transactions. You can find more information about the Parent’s directors and executive officers and their ownership of ordinary shares of Parent in Parent’s filings with the SEC, including the Parent’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 26, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This report shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of any business combination. This report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2026	Blueport Acquisition Ltd

	By:	/s/ William Rosenstadt
	Name:	William Rosenstadt
	Title:	Chief Executive Officer